Liquidity	6 Months Ended
Jun. 30, 2019
Borrowings [Abstract]
Liquidity

LIQUIDITY

The Treasury function is responsible for raising finance for the Group, managing the Group’s cash resources and the financial risks arising from underlying operations. All these activities are carried out under defined policies, procedures and limits, reviewed and approved by the Board, delegating oversight to the Finance Director and Treasury function.

The Group has targeted an average centrally managed bond maturity of at least five years with no more than 20% of centrally managed debt maturing in a single rolling 12-month period. As at 30 June 2019, the average centrally managed debt maturity of bonds was 8.6 years (30 June 2018: 9.2 years; 31 December 2018: 8.8 years) and the highest proportion of centrally managed debt maturing in a single rolling 12-month period was 19.0% (30 June 2018: 14.0%; 31 December 2018: 18.4%).

The Group continues to maintain investment-grade credit ratings, with ratings from Moody’s/S&P at Baa2 (stable outlook)/BBB+ (stable outlook), respectively, with a medium-term target of Baa1/BBB+. The strength of the ratings has underpinned debt issuance and the Group is confident of its ability to successfully access the debt capital markets. A credit rating is not a recommendation to buy, sell or hold securities. A credit rating may be subject to withdrawal or revision at any time. Each rating should be evaluated separately of any other rating.

All contractual borrowing covenants have been met and these covenants are not expected to inhibit the Group’s operations or funding plans.

In order to manage its interest rate risk, the Group maintains both floating rate and fixed rate debt. The Group sets targets (within overall guidelines) for the desired ratio of floating to fixed rate debt on a net basis (at least 50% fixed on a net basis in the short to medium term). At 30 June 2019, the relevant ratios of floating* to fixed rate borrowings were 17:83 (30 June 2018: 24:76, 31 December 2018: 21:79) on a net basis.

It is Group policy that short-term sources of funds (including drawing under both the US$4 billion commercial paper programme and £3 billion euro commercial paper programmes) are backed by undrawn committed lines of credit and cash.

In March 2019, the Group repaid €820 million of bonds at maturity and in June 2019 repaid US$750 million of bonds at maturity. In July 2019, the Group:

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extended the £3 billion 364-day revolving credit facility for a further 364-days, extending the final maturity to 2020. The Group also has access to a £3 billion revolving credit facility with a maturity date in 2021. These facilities were undrawn at 30 June 2019;

•	arranged short term bilateral facilities with some of its core banks for a total amount of £745 million; and
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filed a shelf registration statement on Form F-3 with the U.S. Securities and Exchange Commission pursuant to which B.A.T Capital Corporation and B.A.T. International Finance p.l.c. may issue debt securities guaranteed by certain members of the Group from time to time. This forms part of the Group’s strategy to ensure flexible and agile access to capital markets and the registration statement is initially valid for three years.

* The Group has evaluated its floating rate debt maturing after 2021 in connection with the potential discontinuation of LIBOR after 2021 as a result of the UK Financial Conduct Authority’s announcement on 27 July 2017. The Group believes that its contracts with interest rates based on LIBOR adequately provide for alternate calculations of interest in the event that LIBOR is unavailable. Although these alternative calculations may cause an administrative burden, the Group does not believe that it would materially adversely affect the Group or its ability to manage its interest rate risk.